   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 2000

                                                      REGISTRATION NOS.  2-62115
                                                                        811-2851
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                        [X]
      POST-EFFECTIVE AMENDMENT NO. 44                                         [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                                [X]
      AMENDMENT NO. 39                                                        [X]


                                   VAN KAMPEN
                        HIGH INCOME CORPORATE BOND FUND

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                              A. THOMAS SMITH III
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   Copies To:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on December 29, 2000 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  VAN  KAMPEN
                                  HIGH  INCOME
                             CORPORATE  BOND  FUND


                 Van Kampen High Income Corporate Bond Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                  This prospectus is dated DECEMBER 29, 2000.



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objectives, Policies and Risks.........   6
Investment Advisory Services......................  14
Purchase of Shares................................  15
Redemption of Shares..............................  21
Distributions from the Fund.......................  23
Shareholder Services..............................  23
Federal Income Taxation...........................  25
Financial Highlights..............................  27
Appendix--Description of Securities Ratings....... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                             INVESTMENT OBJECTIVES


The Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective.


                             INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock. Under normal market conditions, the Fund's investment adviser invests at least 80% of the Fund's total assets in a portfolio of medium- and lower-grade income securities. Lower-grade securities are commonly referred to as "junk bonds." The Fund buys and sells securities with a view towards seeking a high level of current income and capital appreciation over the long-term. The Fund invests in a broad range of income securities represented by various companies and industries and traded on various markets. In selecting securities for investment, the Fund's investment adviser seeks to identify securities which entail reasonable credit risk considered in relation to the Fund's investment policies. The Fund's investment adviser uses an investment strategy of fundamental credit analysis and emphasizes issuers that it believes will remain financially sound and perform well in a range of market conditions. Portfolio securities are typically sold when the investment adviser's fundamental assessment of an issuer materially changes.



Under normal market conditions, the Fund invests at least 65% of its total assets in corporate bonds and other income securities with maturities greater than one year. The Fund may invest up to 35% of its total assets in securities of issued by foreign governments or foreign corporations. The Fund may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Fund invests primarily in medium- and lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment grade securities. The credit quality of "noninvestment-grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. Although the Fund has no policy limiting the maturities of its investments, the Fund's investment adviser seeks to maintain a portfolio duration of two to six years. This means that the Fund is subject to greater market risk than a fund investing solely in shorter-term securities (see "Investment Objectives, Policies and Risks" for an explanation of maturities and durations). Medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.


Market risk is often greater among certain types of income securities, such as zero-coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional income securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates and credit risk, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objectives and strategies, the Fund may be appropriate for investors who:

- Seek a high level of current income

- Are willing to take on the substantially increased risks of medium- and lower-grade securities in exchange for potentially higher income


- Wish to add to their investment portfolio a fund that invests primarily in medium- and lower-grade income securities



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

1990                                                                            -16.06
----                                                                            ------
1991                                                                             42.18
1992                                                                             16.72
1993                                                                             19.27
1994                                                                             -3.01
1995                                                                             17.28
1996                                                                             13.46
1997                                                                             13.50
1998                                                                              0.46
1999                                                                              3.90


The Fund's return for the nine-month period ended September 30, 2000 was -0.22%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.00% (for the quarter ended March 31, 1991) and the lowest quarterly return for Class A Shares was -9.72% (for the quarter ended September 30, 1990).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Credit Suisse First Boston High Yield Index* and the Chase Global High Yield Index**, two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the Fund, and the Lipper High Yield Bond Fund Index, an index of funds with similar investment objectives. The Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



       Average Annual
        Total Returns                           Past
           for the                            10 Years
        Periods Ended       Past     Past     or Since
      December 31, 1999    1 Year   5 Years   Inception
-----------------------------------------------------------
    Van Kampen High
    Income Corporate Bond
    Fund
    -- Class A Shares      -1.08%    8.47%       9.25%

    Credit Suisse First
    Boston High Yield
    Index                   3.28%    9.07%      11.06%

    Chase Global High
    Yield Index             3.37%    9.64%      11.28%

    Lipper High Yield
    Bond Fund Index         4.78%    9.46%      10.34%
 ...........................................................
    Van Kampen High
    Income Corporate Bond
    Fund
    -- Class B Shares      -0.52%    8.46%       8.02%***(1)

    Credit Suisse First
    Boston High Yield
    Index                   3.28%    9.07%       9.04%(2)

    Chase Global High
    Yield Index             3.37%    9.64%       9.33%(2)

    Lipper High Yield
    Bond Fund Index         4.78%    9.46%       8.99%(2)
 ...........................................................
    Van Kampen High
    Income Corporate Bond
    Fund
    -- Class C Shares       2.31%    8.67%       6.61%(3)

    Credit Suisse First
    Boston High Yield
    Index                   3.28%    9.07%       7.87%(4)

    Chase Global High
    Yield Index             3.37%    9.64%       8.20%(4)

    Lipper High Yield
    Bond Fund Index         4.78%    9.46%       7.69%(4)
 ...........................................................


Inception dates: (1) 7/2/92, (2) 6/30/92, (3) 7/6/93, (4) 6/30/93.

  * Credit Suisse First Boston High Yield Index is an unmanaged, broad-based index that reflects the general performance of a wide range of selected corporate bonds within the public high-yield debt market. Based on changes in the Credit Suisse First Boston High Yield Index, the Fund's investment adviser believes the Chase Global High Yield Index is a more appropriate benchmark for this Fund. The Credit Suisse First Boston High Yield Index will not be shown in future prospectuses.


 **Chase Global High Yield Index is an unmanaged, broad-based index that reflects the general performance of the global high yield corporate debt market, including domestic and international issues.


 *** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after purchase. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after purchase. See "Purchase of Shares."



The current yield for the thirty-day period ended August 31, 2000 is 11.23% for Class A Shares, 10.97% for Class B Shares and 11.04% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            Class A   Class B   Class C
                            Shares    Shares    Shares
---------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
---------------------------------------------------------------


Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering       4.75%(1)  None      None
price)
 ...............................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)   4.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
                             None      None      None
 ...............................................................
Redemption fee               None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................


ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)


---------------------------------------------------------------
Management fees              0.53%     0.53%     0.53%
 ...............................................................
Distribution and/or
service
(12b-1) fees(5)              0.25%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.25%     0.25%     0.25%
 ...............................................................
Total annual fund
operating expenses           1.03%     1.78%     1.78%
 ...............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 4.00% in the first and second year after purchase, declining thereafter as follows:
                                  Year 1-4.00%
                                  Year 2-4.00%
                                  Year 3-3.00%
                                  Year 4-2.50%
                                  Year 5-1.50%
                                   After-None
    See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."
(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         One     Three     Five      Ten
                         Year    Years    Years     Years
--------------------------------------------------------------
Class A Shares           $575    $787     $1,017    $1,675
 ..............................................................
Class B Shares           $581    $860     $1,114    $1,897*
 ..............................................................
Class C Shares           $281    $560     $  964    $2,095
 ..............................................................


You would pay the following expenses if you did not redeem your shares:


                         One     Three    Five      Ten
                         Year    Years   Years     Years
-------------------------------------------------------------
Class A Shares           $575    $787    $1,017    $1,675
 .............................................................
Class B Shares           $181    $560    $  964    $1,897*
 .............................................................
Class C Shares           $181    $560    $  964    $2,095
 .............................................................


* Based on conversion to Class A Shares after eight years.

                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS


The Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective that the Fund will seek only when consistent with the Fund's primary investment objective. The Fund's investment objectives may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objectives change, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, including convertible securities and preferred stock. Under normal market conditions, the Fund's investment adviser invests at least 80% of the Fund's total assets in medium- and lower-grade income securities, which includes securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Fund's investment adviser to be of comparable quality at the time of purchase. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated BB or lower by S&P or rated Ba or lower by Moody's and unrated securities of comparable quality are commonly referred to as "junk bonds," and involve special risks as compared to investments in higher-grade securities. Investors should carefully consider the section below entitled "Risks of Investing in Medium- and Lower-Grade Securities." Under normal market conditions, the Fund invests at least 65% of its total assets in corporate bonds and other income securities with maturities greater than one year. Certain types of income securities are subject to additional risks, see "Additional Information Regarding Certain Income Securities" below.

The Fund buys and sells securities with a view towards seeking a high level of current income and capital appreciation over the long-term. The Fund invests in a broad range of income securities represented by various companies and industries and traded on various markets. The Fund's investment adviser uses an investment strategy of in-depth, fundamental credit analysis and emphasizes issuers that it believes will remain financially sound and perform well in a range of market conditions. In its effort to enhance value and diversify the Fund's portfolio, the Fund's investment adviser may seek investments in cyclical issues or out-of-favor areas of the market to contribute to the Fund's performance.

The higher income and potential for capital appreciation sought by the Fund are generally obtainable from securities in the medium- and lower-credit quality range. Such securities tend to offer higher yields than higher-grade securities with the same maturities because the historical conditions of the issuers of such securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructurings such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring.

Such securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the income securities they undertake to rate, but not the market risk of such securities. It should be emphasized however, that ratings are general and are not absolute standards of quality.


                               UNDERSTANDING


                              QUALITY RATINGS


Income securities ratings are based on the issuer's ability to pay interest and repay the principal. Income securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this prospectus.



     Moody's       S&P        Meaning
------------------------------------------------------
         Aaa       AAA        Highest quality
 ......................................................
          Aa       AA         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         Baa       BBB        Average quality
------------------------------------------------------
          Ba       BB         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         Caa       CCC        Poor quality
 ......................................................
          Ca       CC         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
          --       D          In default
 ......................................................

The Fund's investment adviser seeks to minimize the risks involved in investing in medium- and lower-grade securities through diversification and a focus on in-depth research and fundamental credit analysis. In selecting securities for investment, the Fund's investment adviser considers, among other things, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Fund's investment adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. The investment adviser evaluates each individual income security for credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved since the issuance of such securities or is anticipated to improve in the future. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.
The value of income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, income security prices generally fall; if interest rates fall, income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity securities generally fluctuate less than the market prices of longer-maturity securities. Income securities with shorter maturities generally offer lower yields than income securities with longer maturities assuming all other factors, including credit quality, are equal. While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Fund's investment adviser seeks to moderate risk by normally maintaining a portfolio duration of two to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measurement. A duration calculation looks at the present value of a security's entire payment stream, whereas term to maturity is based solely on the date of a security's final principal repayment.


         RISK OF INVESTING IN MEDIUM- AND LOWER-GRADE INCOME SECURITIES



Securities that are in the medium- or lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in medium- or lower-grade securities before investing in the Fund.



Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- or lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the



                               UNDERSTANDING


                                 MATURITIES


An income security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.



                  Term       Maturity Level
-----------------------------------------------------
             1-3 years       Short
 .....................................................
            4-10 years       Intermediate
 .....................................................
    More than 10 years       Long
 .....................................................



                               UNDERSTANDING


                                  DURATION


Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. Whereas maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a bond with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.


Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. While the Fund has no fundamental policy limiting the maturities of the individual income securities in which it may invest, the Fund's investment adviser seeks to maintain a portfolio duration of two to six years. However, the secondary market prices of medium- or lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- or lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- or lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- or lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium-or lower-grade securities.


The markets for medium- or lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- or lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- or lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, and thereby is included in the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund must distribute substantially all of its investment company taxable income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Income Securities" below.


The Fund may invest in securities rated below B by both Moody's and S&P, common stocks or other equity securities and income securities on which interest or dividends are not being paid when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of income or equity securities. Equity securities as referred to herein do not include preferred stocks (which the Fund considers income securities). The Fund will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks, warrants and options on equity securities. This limitation does not require the Fund to sell a portfolio security because its rating has been changed.

The Fund's investments may include securities with the lowest-grade assigned by recognized rating organizations and unrated securities of comparable quality. Securities assigned the lowest grade ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.


Many medium- and lower-grade income securities are not listed for trading on any national securities exchange, and issuers of medium- and lower-grade income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium- or lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain medium- or lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign income securities are not rated, the Fund will invest in such securities based on the analysis of the Fund's investment adviser without any guidance from published ratings. Because of the number of investment considerations involved in investing in medium- or lower-grade securities and foreign income securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- or lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- or lower-grade securities.

Special tax considerations are associated with investing in certain medium- or lower-grade securities, such as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.


The table below sets forth the percentage of the Fund's assets during the fiscal year ended August 31, 2000 invested in the various rating categories (based on the higher of the S&P or Moody's ratings), and unrated debt securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the fiscal year computed on a monthly basis.



                        Fiscal year ended August 31, 2000
                                           Unrated Securities of
                   Rated Securities         Comparable Quality
                  (As a Percentage of       (As a Percentage of
     Category      Portfolio Value)          Portfolio Value)
--------------------------------------------------------------------
     AAA/Aaa             0.09%                     0.00%
 ....................................................................
     AA/Aa               0.00%                     0.00%
 ....................................................................
     A/A                 0.00%                     0.00%
 ....................................................................
     BBB/Baa             1.67%                     0.00%
 ....................................................................
     BB/Ba               8.79%                     0.01%
 ....................................................................
     B/B                76.63%                     3.68%
 ....................................................................
     CCC/Caa             7.21%                     0.91%
 ....................................................................
     CC/Ca               0.38%                     0.00%
 ....................................................................
     C/C                 0.50%                     0.00%
 ....................................................................
     D                   0.02%                     0.11%
 ....................................................................
     Percentage
     of Rated
     and
     Unrated
     Debt
     Securities         95.29%                     4.71%
 ....................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        ADDITIONAL INFORMATION REGARDING

                           CERTAIN INCOME SECURITIES

Zero-coupon securities are income securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are income securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

The amount of non-cash interest income earned on zero-coupon securities and payment-in-kind securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 35% of its total assets in securities issued by foreign governments and other foreign issuers which are similar in quality to the securities described above. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund's investment adviser believes that in certain instances such foreign income securities may provide higher yields than securities of domestic issuers which have similar maturities.


Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.



Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.



The Fund may invest in securities of issuers in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in foreign issuers, there are often increased transaction costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.



Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.



Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro". The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund, are still uncertain.


The risks of foreign investments should be considered carefully by an investor in the Fund.

                        USING OPTIONS, FUTURES CONTRACTS

                              AND RELATED OPTIONS


The Fund may, but is not required to, use various investment strategic transactions, including options, futures and options on futures, in several different ways depending upon the status of the Fund's portfolio and the expectations of the Fund's investment adviser concerning the securities markets. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that the use of these practices will achieve this result.

The Fund can engage in options transactions on securities, indices or on futures to attempt to manage the portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines below a specified level. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

Generally, the Fund expects that options will be purchased or sold on securities exchanges. However, the Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. government securities or foreign government securities (futures contracts) and may purchase and write put and call options to buy or sell futures contracts (options on futures contracts). A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. These investment techniques generally are used to protect against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date.


In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from the direct investment in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the risks of such instruments include the risks of default by the other party to certain transactions. The Fund may incur losses in using these instruments that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.


A more complete discussion of options, futures contracts and related options and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.



The Fund may lend its portfolio securities in an amount up to 10% of the Fund's total assets to broker-dealers, banks and other institutional borrowers of securities to generate income on the loaned security and any collateral received. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, repurchase agreements and short-term money market instruments. Under normal market conditions, the yield on these securities will tend to be lower than the yield on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objectives.



                              INVESTMENT ADVISORY

                                    SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $100 billion under management or supervision as of September 30, 2000. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


       Average Daily Net Assets           % Per Annum
----------------------------------------------------------
    First $150 million                       0.625%
 ..........................................................
    Next $150 million                        0.550%
 ..........................................................
    Over $300 million                        0.500%
 ..........................................................



Applying this fee schedule, the effective advisory fee rate was of 0.53% of the Fund's average daily net assets for the Fund's fiscal year ended August 31, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by portfolio managers headed by Robert
J. Hickey, a Vice President of the Adviser. Mr. Hickey joined Advisory Corp. in 1988 and became Assistant Vice President of Advisory Corp. in January 1993. Mr. Hickey has been a Vice President of the Adviser and Advisory Corp. since June 1995. Mr. Hickey has managed the Fund's portfolio since June 1999. Peter Ehret, a Vice President of the Adviser, has assisted in the Fund's portfolio management since June 1999. Mr. Ehret has been working for Advisory Corp. since July 1992, and he became an Assistant Vice President of Advisory Corp. in 1994 and the Adviser in January 1999. Mr. Ehret became a Vice President of the Adviser and Advisory Corp. in February 1999.

                               PURCHASE OF SHARES

                                    GENERAL


This prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading, except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities listed or traded on a national securities exchange are valued at the last reported sales prices on the exchanges where principally traded. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid price and asked price. Securities for which market quotations are not readily available and any other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Short-term securities are valued in the manner described in the notes to the financial statements included in the Fund's Statement of Additional Information.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $100,000         4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                                 Contingent Deferred
                                    Sales Charge
                                 as a Percentage of
                                    Dollar Amount
       Year Since Purchase        Subject to Charge
--------------------------------------------------------
    First                              4.00%
 ........................................................
    Second                             4.00%
 ........................................................
    Third                              3.00%
 ........................................................
    Fourth                             2.50%
 ........................................................
    Fifth                              1.50%
 ........................................................
    Sixth and After                     None
 ........................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of such reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.



(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.



(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares. Certificated shares must be properly endorsed for transfer and must accompany a written redemption request.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/ trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and to distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank & Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the checkwriting privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the

Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, or by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system) which is generally accessible 24 hours a day seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.


                            FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for a foreign shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended August 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. The information for the fiscal years ended August 31, 1999, 1998, 1997 and 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                               Class A Shares
                                           Year Ended August 31,
                             2000      1999        1998        1997        1996
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............       $5.68     $6.06       $6.55       $6.30       $6.15
                            ------    ------      ------      ------      ------
  Net Investment
    Income............         .59       .63         .61         .60         .61
  Net Realized and
    Unrealized
    Gain/Loss.........        (.43)     (.37)       (.48)        .27         .14
                            ------    ------      ------      ------      ------

Total from Investment
  Operations..........         .16       .26         .13         .87         .75

Less Distributions
  from Net Investment
  Income..............         .60       .64         .62         .62         .60
                            ------    ------      ------      ------      ------

Net Asset Value, End
  of the Period.......       $5.24     $5.68       $6.06       $6.55       $6.30
                            ======    ======      ======      ======      ======

Total Return..........       3.09%(a)  4.41%(a)    1.66%(a)   14.44%(a)   12.66%(a)
Net Assets at End of
  the Period (In
  millions)...........      $465.0    $492.4      $499.3      $468.6      $421.4
Ratio of Expenses to
  Average Net Assets
  (b).................       1.03%     1.03%       1.00%       1.08%       1.08%
Ratio of Net
  Investment Income to
  Average Net Assets
  (b).................      10.90%    10.65%       9.33%       9.37%       9.65%
Portfolio Turnover....         68%       51%         90%         75%         76%

                                           Class B Shares
                                       Year Ended August 31,
                         2000      1999        1998        1997        1996
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............   $5.68     $6.06       $6.56       $6.31       $6.16
                        ------    ------      ------      ------      ------
  Net Investment
    Income............     .55       .58         .57         .56         .56
  Net Realized and
    Unrealized
    Gain/Loss.........    (.43)     (.37)       (.49)        .26         .14
                        ------    ------      ------      ------      ------
Total from Investment
  Operations..........     .12       .21         .08         .82         .70
Less Distributions
  from Net Investment
  Income..............     .55       .59         .58         .57         .55
                        ------    ------      ------      ------      ------
Net Asset Value, End
  of the Period.......   $5.25     $5.68       $6.06       $6.56       $6.31
                        ======    ======      ======      ======      ======
Total Return..........   2.43%(b)  3.57%(b)    0.77%(b)   13.58%(b)   11.78%(b)
Net Assets at End of
  the Period (In
  millions)...........  $268.7    $318.2      $283.1      $198.0      $114.6
Ratio of Expenses to
  Average Net Assets
  (b).................   1.78%     1.79%       1.79%       1.86%       1.87%
Ratio of Net
  Investment Income to
  Average Net Assets
  (b).................  10.15%     9.88%       8.52%       8.60%       8.86%
Portfolio Turnover....     68%       51%         90%         75%         76%

                                          Class C Shares
                                      Year Ended August 31,
                         2000     1999       1998        1997        1996
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............   $5.65    $6.04      $6.53       $6.28       $6.14
                        ------    -----      -----      ------      ------
  Net Investment
    Income............     .55      .58        .57         .56         .55
  Net Realized and
    Unrealized
    Gain/Loss.........    (.43)    (.38)      (.49)        .26         .14
                        ------    -----      -----      ------      ------
Total from Investment
  Operations..........     .12      .20        .08         .82         .69
Less Distributions
  from Net Investment
  Income..............     .55      .59        .57         .57         .55
                        ------    -----      -----      ------      ------
Net Asset Value, End
  of the Period.......   $5.22    $5.65      $6.04       $6.53       $6.28
                        ======    =====      =====      ======      ======
Total Return..........   2.45%(c) 3.42%(c)   0.93%(c)   13.64%(c)   11.66%(c)
Net Assets at End of
  the Period (In
  millions)...........   $59.4    $67.3      $55.8       $30.8       $17.5
Ratio of Expenses to
  Average Net Assets
  (b).................   1.78%    1.79%      1.79%       1.86%       1.87%
Ratio of Net
  Investment Income to
  Average Net Assets
  (b).................  10.15%    9.87%      8.49%       8.57%       8.86%
Portfolio Turnover....     68%      51%        90%         75%         76%



(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.


(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.


(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.


(d) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS


STANDARD & POOR'S  -- A brief description of the


applicable Standard & Poor's (S&P) rating symbols

and their meanings (as published by S&P) follow:


A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


                  LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE



AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.


                               SPECULATIVE GRADE


BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.


DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


                                COMMERCIAL PAPER


A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:


A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.


B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:


                                 LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                SHORT-TERM DEBT


Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.


Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


BOARD OF TRUSTEES

J. Miles Branagan          Richard F. Powers, III*
Jerry D. Choate            Phillip B. Rooney
Linda Hutton Heagy         Fernando Sisto+
R. Craig Kennedy           Wayne W. Whalen*
Mitchell M. Merin*         Suzanne H. Woolsey
Jack E. Nelson


OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President


Richard A. Ciccarone*

Vice President


John R. Reynoldson*

Vice President

John L. Sullivan*

Vice President, Chief Financial Officer and Treasurer



  * "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



+  Retiring effective December 31, 2000.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time
Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen High Income Corporate Bond Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02105-1713
Attn: Van Kampen High Income Corporate Bond Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors


ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                  VAN  KAMPEN
                                  HIGH  INCOME
                             CORPORATE  BOND  FUND


                                 Class A Shares


                                 Class B Shares


                                 Class C Shares


                                   PROSPECTUS

                               DECEMBER 29, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-2851.
                                                                   HYI PRO 12/00
                                                                           65147

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                        HIGH INCOME CORPORATE BOND FUND


     Van Kampen High Income Corporate Bond Fund (the "Fund") is a mutual fund with the primary investment objective of seeking to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock.


     The Fund is organized as a diversified series of the Van Kampen High Income Corporate Bond Fund, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objectives, Policies and Risks...................  B-3
Options, Futures Contracts and Related Options..............  B-7
Investment Restrictions.....................................  B-12
Trustees and Officers.......................................  B-15
Investment Advisory Agreement...............................  B-22
Other Agreements............................................  B-23
Distribution and Service....................................  B-23
Transfer Agent..............................................  B-26
Portfolio Transactions and Brokerage Allocation.............  B-27
Shareholder Services........................................  B-28
Redemption of Shares........................................  B-31
Contingent Deferred Sales Charge-Class A....................  B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................  B-31
Taxation....................................................  B-33
Fund Performance............................................  B-36
Other Information...........................................  B-39
Report of Independent Auditors..............................  F-1
Financial Statements........................................  F-2
Notes to Financial Statements...............................  F-17



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED DECEMBER 29, 2000.

                              GENERAL INFORMATION

     The Fund was originally incorporated in Texas on July 11, 1978 organized under the name American Capital High Yield Investments, Inc. The Fund was reincorporated by merger into a Maryland corporation on July 2, 1992, under the name American Capital High Income Corporate Bond Fund, Inc. As of August 5, 1995, the Fund was reorganized as a series of the Trust, under the name Van Kampen American Capital High Income Corporate Bond Fund. The Trust is a business trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of December 1, 2000, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                AMOUNT OF
                                                               OWNERSHIP AT
                      NAME AND ADDRESS                         DECEMBER 1,      CLASS     PERCENTAGE
                         OF HOLDER                                 2000       OF SHARES   OWNERSHIP
                      ----------------                         ------------   ---------   ----------
Van Kampen Trust Company....................................    15,821,027        A         18.98%
2800 Post Oak Blvd.                                              5,080,427        B          9.80%
Houston, TX 77056                                                  807,956        C          6.95%
Edward Jones & Co. .........................................     6,943,096        A          8.33%
Attn Mutual Fund                                                 2,598,514        B          5.01%
Shareholder Accounting                                           1,070,994        C          9.21%
201 Progress Pkwy
Maryland Hts, MO 63043-3009
MLPF&S For the Sole Benefit of its Customers ...............     3,109,187        B          6.00%
Attn: Fund Administration 971J4
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of Its Customers................       951,158        C          8.18%
Attn Fund Administration 97BY5
9800 Dear Lake Dr. E, 2nd Fl
Jacksonville, FL 32246-6484


---------------
Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS


     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


CONVERTIBLE SECURITIES


     A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity securities.

     Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

PREFERRED STOCKS

     Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

DURATION

     Duration is a measure of the expected life of an income security that was developed as an alternative to the concept of "term to maturity." Duration incorporates an income security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally an income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time an income security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of an income security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero-coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of an income security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of an income security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

SECURITIES OF FOREIGN ISSUERS

     The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities are not necessarily denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement.

BRADY BONDS

     Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, the Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

LENDING OF SECURITIES


     Consistent with applicable legal and regulatory requirements, the Fund may lend its portfolio securities, in an amount up to 10% of the Fund's total assets, to broker-dealers, banks and other recognized institutional borrowers of securities provided such loans are callable at any time and are continuously secured by collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations or the Fund receives an agreed upon amount of interest from the borrower of the security. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.


     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year.


PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). However, the Fund shall not invest in such securities in excess of 10% of its net assets without prior approval of the Fund's Board of Trustees. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                 OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS


     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve these results.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.


     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.



     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.


     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.


     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OVER THE COUNTER OPTIONS

     The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."


     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes), or to take or make delivery of cash based upon the change in value of a basket or index of securities at a specified future time and at a specified price.



     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.



     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.


     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.


     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



     Many derivative transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent the Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.


                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


      1. Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase such securities at a specified date for the same amount of cash plus an interest component. Pledge its assets or assign or otherwise encumber them in excess of 3.25% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the preceding sentence. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      2. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security.

      3. Make short sales of securities, but it may engage in transactions in options, futures contracts, and related options.

      4. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and it may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      5. Purchase or sell real estate, although it may purchase securities of issuers which engage in real estate operations, securities which are secured by interests in real estate, or securities representing interests in real estate.

      6. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into transactions in futures contracts and related options.

      7. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements or
         (c) by lending its portfolio securities, subject to limitations described elsewhere in this Statement of Additional Information.

      8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.


      9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     10. Invest for the purpose of exercising control or management of another company, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     11. Invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such company.

     12. Invest more than 5% of the market or other fair value of its assets in warrants, or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to these limitations.

     13. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements which have a maturity of longer than seven days.


     14. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     15. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. government).

     16. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 68                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 62                                     1999, Chairman and Chief Executive Officer of The
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 52                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 48                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
                                            Formerly, advisor to the Dennis Trading Group Inc., a
                                            managed futures and option company that invests money
                                            for individuals and institutions. Prior to 1992,
                                            President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since April 1997
New York, NY 10048                          and Chief Executive Officer since June 1998 of Morgan
Date of Birth: 08/13/53                     Stanley Dean Witter Advisors Inc. and Morgan Stanley
Age: 47                                     Dean Witter Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998. Chairman and
                                            Chief Executive Officer since June 1998, and Director
                                            since January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley Dean
                                            Witter subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds since May 1999. Trustee/Director of
                                            each of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean Witter
                                            Advisors Inc. and Morgan Stanley Dean Witter Services
                                            Company Inc. and Executive Vice President of Morgan
                                            Stanley Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley Dean Witter
                                            Funds May 1997-April 1999, and Executive Vice
                                            President of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 64                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer of Van
1 Parkview Plaza                            Kampen Investments. Chairman, Director and Chief
P.O. Box 5555                               Executive Officer of the Advisers, the Distributor,
Oakbrook Terrace, IL 60181-5555             Van Kampen Advisors Inc. and Van Kampen Management
Date of Birth: 02/02/46                     Inc. Director and officer of certain other
Age: 54                                     subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director (since
One ServiceMaster Way                       1994) of The ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of Illinois Tool
Date of Birth: 07/08/44                     Works, Inc., a manufacturing company and the Urban
Age: 56                                     Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company. From
                                            May 1996 through February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company,
                                            and from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.
Fernando Sisto+...........................  Professor Emeritus. Prior to August 1996, a George M.
155 Hickory Lane                            Bond Chaired Professor with Stevens Institute of
Closter, NJ 07624                           Technology, and prior to 1995, Dean of the Graduate
Date of Birth: 08/02/24                     School, Stevens Institute of Technology. Director,
Age: 76                                     Dynalysis of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds in the
                                            Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 61                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 59                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------

+ Retiring effective December 31, 2000.



* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

     Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.


      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 12/14/56              Director of Van Kampen Investments, the Advisers, Van
  Age: 44                              Kampen Advisors Inc., Van Kampen Management Inc., the
  Vice President and Secretary         Distributor, American Capital Contractual Services, Inc.,
                                       Van Kampen Exchange Corp., Van Kampen Recordkeeping
                                       Services Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex and Vice President and Secretary/Vice President,
                                       Principal Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their affiliates.
                                       Prior to January 1999, Vice President and Associate
                                       General Counsel to New York Life Insurance Company ("New
                                       York Life"), and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus Corporation.
                                       Prior to August 1991, Senior Associate, Willkie Farr &
                                       Gallagher. Prior to January 1989, Staff Attorney at the
                                       Securities and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.
Michael H. Santo.....................  Executive Vice President, Chief Administrative Officer and
  Date of Birth: 10/22/55              Director of Van Kampen Investments, the Advisers, the
  Age: 45                              Distributor, Van Kampen Advisors Inc., Van Kampen
  Vice President                       Management Inc. and Van Kampen Investor Services Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice President of
                                       each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President and
                                       Senior Planning Officer for Individual Asset Management of
                                       Morgan Stanley Dean Witter and its predecessor since 1994.
                                       From 1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's Department.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment Officer of
  Date of Birth: 11/16/40              Van Kampen Investments, and President and Chief Operating
  Age: 60                              Officer of the Advisers. Executive Vice President and
  Executive Vice President and Chief   Chief Investment Officer of each of the funds in the Fund
  Investment Officer                   Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April 2000,
                                       Executive Vice President and Chief Investment Officer for
                                       Equity Investments of the Advisers. Prior to October 1998,
                                       Vice President and Senior Portfolio Manager with AIM
                                       Capital Management, Inc. Prior to February 1998, Senior
                                       Vice President and Portfolio Manager of Van Kampen
                                       American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.
Richard A. Ciccarone.................  Senior Vice President and Co-head of the Fixed Income
  Date of Birth: 06/15/52              Department of the Advisers, Van Kampen Management Inc. and
  Age: 48                              Van Kampen Advisors Inc. Prior to May 2000, he served as
  Vice President                       Co-head of Municipal Investments and Director of Research
                                       of the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Mr. Ciccarone first joined the Adviser in
                                       June 1983, and worked for the Adviser until May 1989, with his last position being a Vice President. From June 1989
                                       to April 1996, he worked at EVEREN Securities (formerly
                                       known as Kemper Securities), with his last position at
                                       EVEREN being an Executive Vice President. Since April
                                       1996, Mr. Ciccarone has been a Senior Vice President of
                                       the Advisers, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc.
John R. Reynoldson...................  Senior Vice President and Co-head of the Fixed Income
  Date of Birth: 05/15/53              Department of the Advisers, Van Kampen Management Inc. and
  Age: 47                              Van Kampen Advisors Inc. Prior to May 2000, he managed the
  Vice President                       investment grade taxable group for the Adviser since July
                                       1999. From July 1988 to June 1999, he managed the
                                       government securities bond group for Asset Management. Mr.
                                       Reynoldson has been with Asset Management since April
                                       1987, and has been a Senior Vice President of Asset
                                       Management since July 1988. He has been a Senior Vice
                                       President of the Adviser and Van Kampen Management Inc.
                                       since June 1995 and Senior Vice President of Van Kampen
                                       Advisors Inc. since June 2000.
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Vice President, Chief Financial Officer and
  Age: 45                              Treasurer of each of the funds in the Fund Complex and
  Vice President, Chief Financial      certain other investment companies advised by the Advisers
  Officer and Treasurer                or their affiliates.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Date of Birth: 11/25/57              Investments, President and Director of the Distributor,
  Vice President                       and President of Van Kampen Insurance Agency of Illinois
  Age: 43                              Inc. Vice President of each of the funds in the Fund
                                       Complex. From November 1992 to December 1997, Mr.
                                       Zimmermann was Senior Vice President of the Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of the Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                                 Fund Complex
                                                                  -------------------------------------------
                                                                                  Aggregate
                                                                   Aggregate      Estimated
                                                                  Pension or       Maximum          Total
                                                    Aggregate     Retirement       Annual       Compensation
                                    Year First    Compensation     Benefits     Benefits from      before
                                   Appointed or      before       Accrued as      the Fund      Deferral from
                                    Elected to    Deferral from     Part of     Complex Upon        Fund
             Name(1)                the Board     the Trust(2)    Expenses(3)   Retirement(4)    Complex(5)
             -------               ------------   -------------   -----------   -------------   -------------
J. Miles Branagan                      1991          $1,890         $40,303        $60,000        $126,000
Jerry D. Choate(1)                     1999           1,890               0         60,000          88,700
Linda Hutton Heagy                     1995           1,890           5,045         60,000         126,000
R. Craig Kennedy                       1995           1,890           3,571         60,000         125,600
Jack E. Nelson                         1995           1,890          21,664         60,000         126,000
Phillip B. Rooney                      1997           1,890           7,787         60,000         113,400
Fernando Sisto                         1978           1,890          72,060         60,000         126,000
Wayne W. Whalen                        1995           1,890          15,189         60,000         126,000
Suzanne H. Woolsey(1)                  1999           1,690               0         60,000          88,700


------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full calendar year of information to report. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended August 31, 2000. The following trustees deferred compensation from the Fund during the fiscal year ended August 31, 2000: Mr. Branagan, $1,890; Mr. Choate, $1,890; Ms. Heagy, $1,890; Mr. Kennedy, $1,140; Mr. Nelson, $1,890; Mr. Rooney, $1,890;
    Mr. Sisto, $945; and Mr. Whalen, $1,890. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of August 31, 2000 is as follows: Mr. Branagan, $13,572; Mr. Choate, $3,309; Ms. Heagy, $12,193; Mr. Kennedy, $10,596; Mr. Miller, $3,288; Mr. Nelson, $26,045; Mr. Robinson, $8,049; Mr. Rooney, $14,090; Mr. Sisto, $42,623; and Mr. Whalen, $17,710.
    The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



     As of December 1, 2000, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.



     The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations under the Advisory Agreement.



     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments, in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal years ended August 31, 2000, 1999 and 1998, the Adviser received approximately $4,421,600, $4,751,400 and $4,358,630, respectively, in advisory fees from the Fund.


                                OTHER AGREEMENTS


     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal years ended August 31, 2000, 1999 and 1998, Advisory Corp. received approximately $54,000, $216,800 and $201,962, respectively, in accounting services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                                                         AMOUNTS
                                                                TOTAL UNDERWRITING       RETAINED
                                                                   COMMISSIONS        BY DISTRIBUTOR
                                                                ------------------    --------------
Fiscal Year Ended August 31, 2000...........................        $1,241,850           $146,381
Fiscal Year Ended August 31, 1999...........................        $1,782,740           $213,923
Fiscal Year Ended August 31, 1998...........................        $1,996,112           $252,193


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                           TOTAL SALES CHARGE
                                                       ---------------------------            REALLOWED
                                                       AS % OF           AS % OF             TO DEALERS
                                                       OFFERING         NET AMOUNT            AS A % OF
                 SIZE OF INVESTMENT                     PRICE            INVESTED          OFFERING PRICE)
                 ------------------                    --------         ----------         ---------------
Less than $100,000...................................   4.75%             4.99%                 4.25%
$100,000 but less than $250,000......................   3.75%             3.90%                 3.25%
$250,000 but less than $500,000......................   2.75%             2.83%                 2.25%
$500,000 but less than $1,000,000....................   2.00%             2.04%                 1.75%
$1,000,000 or more...................................       *                 *                     *

------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuation in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of August 31, 2000, there were $12,202,880 and $667,996 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 4.54% and 1.13% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended August 31, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,137,845 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended August 31, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $2,918,712 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,178,648 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $740,064 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended August 31, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $619,789 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $255,650 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $364,139 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into agreements whereby shares of the Fund will be offered pursuant to retirement plan alliance program(s) with the following firms: (i) The Prudential Insurance Company of America, under which the Fund shall be offered pursuant to the PruArray Programs, (ii) Merrill Lynch, under which the Fund shall be offered pursuant to the Merrill Program, (iii) Buck Consultants, Inc., and (iv) The Vanguard Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.



     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.


     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



     The Fund paid the following commissions to all brokers and affiliated brokers during the years shown:


Commissions Paid:


                                                                           AFFILIATED BROKERS
                                                                           ------------------
                                                                  ALL      MORGAN      DEAN
                                                                BROKERS    STANLEY    WITTER
                                                                -------    -------    ------
Commissions paid:
  Fiscal year ended August 31, 2000.........................    $ 5,073      --         --
  Fiscal year ended August 31, 1999.........................    $13,052      --         --
  Fiscal year ended August 31, 1998.........................    $ 1,000      --         --
                                                                -------
Fiscal year 2000 Percentages:
  Commissions with affiliate to total commissions...........                  0%         0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%         0%



     During the fiscal year end August 31, 2000, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may, upon written request by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund, provided that shares of such fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.


EXCHANGE PRIVILEGE

     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.


     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by the shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



     This policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans.


REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage charges and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


           CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")


     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.



        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE


     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before requalifying for taxation as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS


     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends) see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


NON-U.S. SHAREHOLDERS


     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such U.S. withholding tax.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.



     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.



     United States Treasury Regulations, generally effective for payments made after December 31, 2000, modify the withholding, backup withholding and information reporting rules, including the procedures to be followed by foreign investors in establishing foreign status. Shareholders and prospective foreign investors should consult their tax advisers concerning the applicability and effect of such Treasury Regulations on an investment in shares of the Fund.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the aggregate amount of dividends paid that are subject to backup withholding (if any) and the amount of tax withheld with respect to such dividends pursuant to the backup withholding rules. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence. Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Non-U.S. Shareholders" are not subject to backup withholding.


GENERAL


     The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.



     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.



     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the Funds purchased by the investors in the Dalbar study and the conclusions based there on are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.


     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, Salomon Brothers Corporate Bond Index, Shearson Lehman Corporate Bond Index, Merrill Lynch Corporate Master Index, Merrill Lynch Corporate and Government Index, Bloomberg Financial Markets Indices, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


CLASS A SHARES


     The Fund's average annual total return assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended August 31, 2000 was -1.75%, (ii) the five-year period ended August 31, 2000 was 6.08% and (iii) the ten-year period ended August 31, 2000 was 9.78%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to August 31, 2000 was 492.17%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to August 31, 2000 was 521.90%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended August 31, 2000 was -1.27%, (ii) the five-year period ended August 31, 2000 was 6.10% and (iii) the approximately eight-year, one-month period since July 2, 1992, the commencement of distribution for Class B Shares of the Fund, through August 31, 2000 was 7.52%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 2, 1992 (the commencement of distribution of Class B Shares) to August 31, 2000 was 80.82%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from July 2, 1992 (the commencement of distribution of Class B Shares) to August 31, 2000 was 80.82%.

CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended August 31, 2000 was 1.53%, (ii) the five-year period ended August 31, 2000 was 6.29% and (iii) the approximately seven-year, one-month period since July 6, 1993, the commencement of distribution for Class C Shares of the Fund, through August 31, 2000 was 6.10%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 6, 1993 (the commencement of distribution for Class C Shares) to August 31, 2000 was 52.69%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from July 6, 1993 (the commencement of distribution for Class C Shares) to August 31, 2000 was 52.69%.



     The annualized current yield for Class A Shares, Class B Shares and Class C Shares of the Fund for the 30-day period ending August 31, 2000 was 10.56%, 10.27% and 10.33%, respectively. The yield for Class A Shares, Class B Shares and Class C Shares is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS


     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.



INDEPENDENT AUDITORS



     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



     PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 25, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Income Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen High Income Corporate Bond Fund (the "Fund"), as of August 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended August 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated October 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 13, 2000

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)                        DESCRIPTION                  COUPON    MATURITY      VALUE
              CORPORATE BONDS  90.2%
              CONSUMER DISTRIBUTION  7.1%
     $4,650   Agrilink Foods, Inc. ....................    11.875%  11/01/08   $  3,627,000
      2,000   American Tissue, Inc. ...................    12.500   07/15/06      1,960,000
      4,250   Big 5 Corp., Ser B.......................    10.875   11/15/07      3,888,750
      1,500   Building One Services Corp. .............    10.500   05/01/09      1,305,000
      5,915   Chiquita Brands International, Inc. .....    10.000   06/15/09      4,406,675
      9,000   CHS Electronics, Inc. (f)................     9.875   04/15/05        270,000
      3,200   Community Distributors, Inc. ............    10.250   10/15/04      2,512,000
      3,250   Disco SA (Argentina).....................     9.125   05/15/03      2,981,875
      3,825   Duane Reade, Inc. .......................     9.250   02/15/08      3,385,125
      3,000   Fleming Cos., Inc. ......................    10.500   12/01/04      2,745,000
      2,000   Gruma SA (Mexico)........................     7.625   10/15/07      1,730,000
      1,200   Jitney Jungle Stores America, Inc. (f)...    12.000   03/01/06         48,000
      5,500   King Pharmaceuticals, Inc. ..............    10.750   02/15/09      5,843,750
      4,000   Luiginos, Inc. ..........................    10.000   02/01/06      3,180,000
      1,350   Musicland Group, Inc. ...................     9.000   06/15/03      1,255,500
      8,255   Musicland Group, Inc. ...................     9.875   03/15/08      6,934,200
      7,250   Pantry, Inc. ............................    10.250   10/15/07      7,123,125
      5,640   Pathmark Stores, Inc. (f)................    11.625   06/15/02      1,635,600
      1,095   Pathmark Stores, Inc. (f)................    12.625   06/15/02        317,550
      6,000   Pathmark Stores, Inc. (f)................    10.750   11/01/03        300,000
        945   Phar Mor, Inc. ..........................    11.720   09/11/02        652,050
                                                                               ------------
                                                                                 56,101,200
                                                                               ------------
              CONSUMER DURABLES  3.6%
      9,710   Aetna Industries, Inc. ..................    11.875   10/01/06      8,544,800
      1,725   Cambridge Industries, Inc., Ser B (f)....    10.250   07/15/07        517,500
      1,000   Fonda Group, Inc., Ser B.................     9.500   03/01/07        835,000
      6,000   Oxford Automotive, Inc., Ser D...........    10.125   06/15/07      5,490,000
      3,850   Pillowtex Corp., Ser B...................     9.000   12/15/07        731,500
      4,000   Sleepmaster LLC..........................    11.000   05/15/09      3,760,000
      6,430   Talon Automotive Group, Inc., Ser B......     9.625   05/01/08      2,636,300
      6,300   Webb (Del E.) Corp. .....................    10.250   02/15/10      6,048,000
                                                                               ------------
                                                                                 28,563,100
                                                                               ------------
              CONSUMER NON-DURABLES  4.6%
        575   Anvil Knitwear, Inc. ....................    10.875   03/15/07        506,000
      6,000   Cluett American Corp., Ser B.............    10.125   05/15/08      4,950,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                            MARKET
(000)                        DESCRIPTION                  COUPON    MATURITY      VALUE
              CONSUMER NON-DURABLES (CONTINUED)
     $3,500   CMI Industries, Inc. ....................     9.500%  10/01/03   $  1,750,000
      8,900   Consoltex Group, Inc. (Canada)...........    11.000   10/01/03      7,164,500
      4,625   Del Monte Corp. .........................    12.250   04/15/07      4,844,687
      1,750   Delta Mills Insurance, Ser B.............     9.625   09/01/07      1,596,875
      1,300   French Fragrances, Inc., Ser B...........    10.375   05/15/07      1,277,250
      5,000   French Fragrances, Inc., Ser D...........    10.375   05/15/07      4,912,500
      4,750   Globe Manufacturing Corp. ...............    10.000   08/01/08        498,750
      6,000   Outsourcing Services Group, Inc., Ser
              B........................................    10.875   03/01/06      4,830,000
      3,850   Supreme International, 144A--Private
              Placement (b)............................    12.250   04/01/06      3,619,000
      1,750   United Industries Corp., Ser B...........     9.875   04/01/09        796,250
                                                                               ------------
                                                                                 36,745,812
                                                                               ------------
              CONSUMER SERVICES  18.4%
      6,510   Agrosy Gaming Co. .......................    10.750   06/01/09      6,851,775
      2,225   Amazon.com, Inc. (a).....................  0/10.000   05/01/08      1,179,250
      2,800   American Plumbing & Mechanical...........    11.625   10/15/08      2,758,000
      3,300   Americredit Corp. .......................     9.250   02/01/04      3,250,500
      1,900   Avis Group Holdings, Inc. ...............    11.000   05/01/09      2,080,500
      9,750   Booth Creek Ski Holdings, Inc., Ser B....    12.500   03/15/07      7,507,500
      2,500   Cadmus Communications Corp. .............     9.750   06/01/09      2,437,500
     10,020   Capstar Broadcasting Partners (a)........    12.750   02/01/09      9,418,800
      6,250   Cathay International Ltd., 144A--Private
              Placement (Japan) (b)....................    13.000   04/15/08      3,250,000
      8,360   Charter Communications Holdings..........     8.250   04/01/07      7,733,000
      4,500   Charter Communications Holdings (a)......  0/11.750   01/15/10      2,700,000
      5,500   Citadel Broadcasting Co., Ser B..........    10.250   07/01/07      5,761,250
      1,375   Classic Cable, Inc. .....................     9.375   08/01/09      1,079,375
      4,600   Coaxial Commerce Central Ohio, Inc. .....    10.000   08/15/06      4,531,000
      1,750   Diamond Cable Co. (United Kingdom) (a)...  0/11.750   12/15/05      1,653,750
      2,250   Frontiervision Holdings L.P. (a).........  0/11.875   09/15/07      1,982,812
      2,875   Frontiervision Holdings L.P., Ser B
              (a)......................................  0/11.875   09/15/07      2,533,594
      1,975   Globix Corp. ............................    12.500   02/01/10      1,520,750
      2,195   Globo Communicacoes Participation,
              144A--Private Placement (Brazil) (b).....    10.625   12/05/08      1,948,062
      3,745   Gray Communications Systems, Inc. .......    10.625   10/01/06      3,759,044
      6,100   Hollywood Casino Corp. ..................    11.250   05/01/07      6,366,875
      3,120   Horseshoe Gaming LLC.....................     8.625   05/15/09      3,042,000
      1,050   Intrawest Corp. .........................    10.500   02/01/10      1,097,250
      4,500   Isle Capri Casinos, Inc. ................     8.750   04/15/09      4,230,000
      3,150   James Cable Partners L.P. ...............    10.750   08/15/04      2,756,250
        765   Majestic Star Casino LLC, Ser B..........    10.875   07/01/06        669,375
      3,425   Multicanal Participacoes, Ser B
              (Brazil).................................    12.625   06/18/04      3,493,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                            MARKET
(000)                        DESCRIPTION                  COUPON    MATURITY      VALUE
              CONSUMER SERVICES (CONTINUED)
     $4,500   Muzak LLC................................     9.875%  03/15/09   $  3,960,000
      5,700   Northland Cable Television, Inc. ........    10.250   11/15/07      4,560,000
      5,500   NTL Inc., Ser B (a)......................  0/11.500   02/01/06      5,204,375
      3,000   Park N View, Inc., Ser B.................    13.000   05/15/08        930,000
      1,500   Park Place Entertainment Corp. ..........     7.875   12/15/05      1,458,750
      3,950   Port Arthur Finance Corp., Ser A, 144A--
              Private Placement (b)....................    12.500   01/15/09      4,019,125
      7,400   Premier Parks, Inc. (a)..................  0/10.000   04/01/08      5,050,500
      7,000   Radio Unica Corp. (a)....................  0/11.750   08/01/06      4,865,000
      1,350   Sinclair Broadcast Group, Inc. ..........     8.750   12/15/07      1,248,750
      7,190   Telewest Communications PLC (United
              Kingdom) (a).............................  0/11.000   10/01/07      6,902,400
      2,000   Telewest Communications PLC,
              144A--Private Placement (United Kingdom)
              (a) (b)..................................   0/9.250   04/15/09      1,150,000
      5,000   UIH Australia/Pacific, Inc., Ser B (a)...  0/14.000   05/15/06      4,675,000
      5,255   United International Holdings, Inc.
              (a)......................................  0/10.750   02/15/08      3,757,325
      6,250   Young America Corp., Ser B...............    11.625   02/15/06      3,000,000
                                                                               ------------
                                                                                146,372,937
                                                                               ------------
              ENERGY  5.4%
      7,325   Chesapeake Energy Corp. .................     9.625   05/01/05      7,379,938
      4,385   Frontier Oil Corp. ......................    11.750   11/15/09      4,538,475
      2,800   Grey Wolf Inc. ..........................     8.875   07/01/07      2,723,000
      5,935   Houston Exploration Co. .................     8.625   01/01/08      5,786,625
      3,809   Hurricane Hydrocarbons Ltd., 144A--
              Private Placements (Canada) (b)..........    16.000   12/31/01      3,770,725
      6,250   Hydrochem Industrial Services, Inc., Ser
              B........................................    10.375   08/01/07      4,781,250
      6,675   KCS Energy, Inc. (f).....................    11.000   01/15/03      6,474,750
      3,500   Pride Petroleum Services, Inc. ..........     9.375   05/01/07      3,570,000
      4,500   Universal Compression, Inc. (a)..........   0/9.875   02/15/08      3,386,250
                                                                               ------------
                                                                                 42,411,013
                                                                               ------------
              FINANCE  1.1%
      4,750   Americo Life, Inc........................     9.250   06/01/05      4,441,250
      2,000   DLJ Secured Loan Trust, Class A, 144A--
              Private Placement (b)....................    10.125   07/07/07      2,100,000
      3,000   Madison River Capital/Madison River
              Financial Ser, 144A--Private Placement
              (b)......................................    13.250   03/01/10      2,505,000
                                                                               ------------
                                                                                  9,046,250
                                                                               ------------
              HEALTHCARE  2.0%
      1,120   HCA Healthcare Co. ......................     8.750   09/01/10      1,125,600
      3,675   Iasis Healthcare Corp. ..................    13.000   10/15/09      3,766,875
      3,000   Mediq, Inc. (f) .........................    11.000   06/01/08        240,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                            MARKET
(000)                        DESCRIPTION                  COUPON    MATURITY      VALUE
              HEALTHCARE (CONTINUED)
     $8,265   Oxford Health Plans, Inc. ...............    11.000%  05/15/05   $  8,719,575
      2,225   Tenet Healthcare Corp. ..................     8.000   01/15/05      2,191,625
                                                                               ------------
                                                                                 16,043,675
                                                                               ------------
              PRODUCER MANUFACTURING  4.9%
        300   Cemex International Capital, Inc. .......     9.660   11/29/49        307,500
      3,355   Compass Aerospace Corp. .................    10.125   04/15/05        335,500
      4,500   Eagle Picher Industries, Inc. ...........     9.375   03/01/08      3,757,500
      4,450   Filtronic PLC (United Kingdom)...........    10.000   12/01/05      4,027,250
      2,000   Flowserve Corp., 144A--Private Placement
              (b)......................................    12.250   08/15/10      2,040,000
      5,255   GS Technologies Operating, Inc. .........    12.000   09/01/04        683,150
      8,000   IMO Industries, Inc. ....................    11.750   05/01/06      8,040,000
      2,000   Numatics, Inc., Ser B....................     9.625   04/01/08      1,590,000
      4,500   St John Knits International Inc. ........    12.500   07/01/09      4,275,000
      3,000   Terex Corp. .............................     8.875   04/01/08      2,760,000
      4,500   Terex Corp., Ser D.......................     8.875   04/01/08      4,140,000
      5,970   Venture Holdings, Inc. ..................    12.000   06/01/09      3,999,900
      6,750   Waxman Industries, Inc., Ser B (f).......    12.750   06/01/04      3,037,500
                                                                               ------------
                                                                                 38,993,300
                                                                               ------------
              RAW MATERIALS/PROCESSING INDUSTRIES  8.7%
      2,175   Acetex Corp. (Canada)....................     9.750   10/01/03      2,088,000
      3,000   AEP Industries, Inc. ....................     9.875   11/15/07      2,580,000
      4,200   Anchor Lamina, Inc. (Canada).............     9.875   02/01/08      2,478,000
      4,540   Aracruz Celulose SA, 144A--Private
              Placement (Brazil) (b)...................    10.375   01/31/02      4,698,900
      4,500   Doe Run Resources Corp., Ser B...........    11.250   03/15/05      2,475,000
      3,285   Doman Industries Ltd. (Canada)...........    12.000   07/01/04      3,391,762
      1,400   Georgia Gulf Corp. ......................    10.375   11/01/07      1,459,500
  1.2 units   Intersil Corp. (e).......................    13.250   08/15/09      1,276,275
      1,300   ISP Holdings, Inc. ......................     9.000   10/15/03      1,248,000
      2,095   Kappa Beheer BV (Netherlands)............    10.625   07/15/09      2,157,850
      1,555   Kappa Beheer BV (Netherlands)............    10.625   07/15/09      1,439,121
      3,725   Pacifica Papers, Inc. ...................    10.000   03/15/09      3,799,500
      5,054   Pioneer Americas Acquisition Corp., Ser
              B........................................     9.250   06/15/07      2,880,780
      6,500   Printpack, Inc., Ser B...................    10.625   08/15/06      6,272,500
      3,250   Radnor Holdings, Inc., Ser B.............    10.000   12/01/03      3,006,250
      5,000   Renco Steel Holdings, Inc. ..............    10.875   02/01/05      4,025,000
      2,235   Repap New Brunswick, Inc. (Canada).......     9.000   06/01/04      2,290,875
  7.3 units   Republic Technologies International,
              144A--Private Placement (b) (e)..........    13.750   07/15/09      1,418,625
      1,417   Reunion Inds Inc. .......................    13.000   05/01/03      1,360,320
      2,250   Scovill Fasteners, Inc. .................    11.250   11/30/07      1,057,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                            MARKET
(000)                        DESCRIPTION                  COUPON    MATURITY      VALUE
              RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
     $2,625   Tekni-Plex Inc., Ser B...................    12.750%  06/15/10   $  2,661,094
      2,250   TeleCorp PCS, Inc. ......................    10.625   07/15/10      2,334,375
      5,585   TeleCorp PCS, Inc. (a)...................  0/11.625   04/15/09      3,881,575
      2,750   Vicap SA (Mexico)........................    10.250   05/15/02      2,722,500
      3,100   Vicap SA (Mexico)........................    11.375   05/15/07      2,859,750
      4,625   WHX Corp. ...............................    10.500   04/15/05      3,515,000
                                                                               ------------
                                                                                 69,378,052
                                                                               ------------
              TECHNOLOGY  6.9%
      2,800   360 Networks Inc.........................    13.000   05/01/08      2,373,844
      2,660   360 Networks Inc., 144A--Private
              Placement (b)............................    13.000   05/01/08      2,586,850
      1,430   Autotote Corp., 144A--Private Placement
              (b)......................................    12.500   08/15/10      1,437,150
      2,750   Exodus Communications, Inc. .............    11.375   07/15/08      2,477,933
      3,930   Exodus Communications, Inc., 144A--
              Private Placement (b)....................    11.625   07/15/10      3,979,125
      7,500   Fairchild Semiconductor Corp. ...........    10.375   10/01/07      7,696,875
      4,000   Global Crossing Holdings Ltd.
              (Bermuda) ...............................     9.125   11/15/06      4,000,000
      1,950   Global Telesystems Europe BV
              (Luxembourg).............................    11.000   12/01/09      1,125,223
      4,300   Globenet Communications Group............    13.000   07/15/07      4,353,750
      4,100   Intermedia Communications, Inc. (a)......  0/11.250   07/15/07      2,829,000
      1,125   Intermedia Communications, Inc., Ser B
              (a)......................................  0/12.250   03/01/09        562,500
      1,925   MGC Communications, Inc., Ser B..........    13.000   10/01/04      2,059,750
      1,750   PSINet, Inc. ............................    10.500   12/01/06      1,320,528
     10,225   PSINet, Inc. ............................    10.500   12/01/06      8,793,500
      7,790   Viatel, Inc. ............................    11.500   03/15/09      4,479,250
      3,100   Williams Communications Corp., 144A
              Private Placement (b)....................    11.700   08/01/08      3,115,500
      3,500   Winstar Communications, Inc., 144A--
              Private Placement (a) (b)................  0/14.750   04/15/10      1,382,500
                                                                               ------------
                                                                                 54,573,278
                                                                               ------------
              TRANSPORTATION  4.2%
      4,000   American Commercial Lines LLC............    10.250   06/30/08      3,420,000
      7,500   Atlas Air, Inc. .........................    10.750   08/01/05      7,753,125
      4,750   Atlas Air, Inc. .........................     9.375   11/15/06      4,767,813
        675   Atlas Air, Inc. .........................     9.250   04/15/08        675,000
      2,700   Cenargo International PLC (United
              Kingdom).................................     9.750   06/15/08      2,133,000
      7,355   Greyhound Lines, Inc. ...................    11.500   04/15/07      5,295,600
      1,170   MRS Logistica SA, Ser B, 144A--Private
              Placement (Brazil) (b)...................    10.625   08/15/05      1,044,225

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                            MARKET
(000)                        DESCRIPTION                  COUPON    MATURITY      VALUE
              TRANSPORTATION (CONTINUED)
     $6,250   Pegasus Shipping Hellas Ltd., Ser A
              (Bermuda) (f)............................    11.875%  11/15/04   $  2,281,250
      4,500   Stena AB (Sweden)........................    10.500   12/15/05      4,387,500
      1,800   Transport World Airlines, Inc. ..........    11.500   12/15/04      1,278,000
                                                                               ------------
                                                                                 33,035,513
                                                                               ------------
              UTILITIES  23.3%
  7.3 units   Airgate PCS, Inc. (a) (e)................  0/13.500   10/01/09      4,653,750
      2,000   Alamosa PCS Holdings, Inc. (a)...........  0/12.875   02/15/10      1,165,000
      6,250   Centennial Cellular Operating Co. .......    10.750   12/15/08      6,140,625
      9,750   Clearnet Communications, Inc. (Canada)
              (a)......................................  0/14.750   12/15/05     10,237,500
      2,000   Compania De Transporte Energia, 144A--
              Private Placement (Argentina) (b)........     9.250   04/01/08      1,847,500
      3,100   Crown Castle International Corp. (a).....  0/10.625   11/15/07      2,418,000
      2,800   Crown Castle International Corp. ........    10.750   08/01/11      2,922,500
      5,500   CTI Holdings SA (Argentina) (a)..........  0/11.500   04/15/08      3,025,000
      2,625   Dobson Communications Corp., 144A--
              Private Placement (b)....................    10.875   07/01/10      2,615,156
      8,040   E. Spire Communications, Inc. (a)........  0/13.000   11/01/05      4,180,800
      5,305   GST Network Funding, Inc. (a) (f)........  0/10.500   05/01/08      2,732,075
        568   GST Telecommunications, Inc., 144A--
              Private Placement (Canada) (a) (b) (f)...  0/13.875   12/15/05         11,360
     12,010   GT Group Telecom, Inc., 144A--Private
              Placement (Canada) (a) (b)...............  0/13.250   02/01/10      6,275,225
      9,675   ICG Holdings, Inc. (a)...................  0/13.500   09/15/05      5,418,000
      2,500   ICG Holdings, Inc. (a)...................  0/12.500   05/01/06      1,275,000
      6,515   Intermedia Communications of Florida,
              Inc. (a).................................  0/12.500   05/15/06      5,765,775
      3,150   IPCS, Inc. (a)...........................  0/14.000   07/15/10      1,811,250
      3,400   Jazztel PLC (United Kingdom).............    13.250   12/15/09      2,550,506
      3,450   Jazztel PLC (United Kingdom).............    14.000   07/15/10      2,894,288
      8,300   KMC Telecommunications Holdings, Inc.
              (a)......................................  0/12.500   02/15/08      3,154,000
      4,900   Level 3 Communications Inc. (a)..........  0/12.875   03/15/10      2,768,500
      2,235   Metromedia Fiber Network, Inc. ..........    10.000   12/15/09      2,184,713
     10,210   Microcell Telecommunications, Ser B
              (a)......................................  0/14.000   06/01/06      9,801,600
      9,000   Millicom International Cellular SA
              (Luxemburg) (a)..........................  0/13.500   06/01/06      8,010,000
      2,030   Netia Holdings, Inc. (Netherlands).......    13.750   06/15/10      1,844,934
      2,950   Netia Holdings, Inc., Ser B
              (Netherlands)............................    10.250   11/01/07      2,492,750
      5,065   Netia Holdings, Inc., Ser B (Netherlands)
              (a)......................................  0/11.250   11/01/07      3,596,150
      3,750   Nextel Communications, Inc. (a)..........   0/9.750   10/31/07      2,878,125
      1,000   Nextel Communications, Inc. .............    12.000   11/01/08      1,082,500
      3,270   Nextel Communications, Inc. .............     9.375   11/15/09      3,204,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                            MARKET
(000)                        DESCRIPTION                  COUPON    MATURITY      VALUE
              UTILITIES (CONTINUED)
     $4,420   Nextlink Communications, Inc. ...........    10.500%  12/01/09   $  4,221,100
      2,865   Nextlink Communications, Inc. (a)........  0/12.125   12/01/09      1,590,075
      4,500   NTL, Inc. (a)............................   0/9.750   04/01/08      2,868,750
      3,500   PF Net Communications, Inc., 144A--
              Private Placement (b)....................    13.750   05/15/10      3,482,500
      1,175   Philippine Long Distance Telephone
              (Philippines)............................    10.500   04/15/09      1,094,160
     10,574   Pinnacle Holdings, Inc. (a)..............  0/10.000   03/15/08      7,692,585
      4,450   Price Communications Wireless............    11.750   07/15/07      4,806,000
      6,400   Primus Telecommunications Group..........    11.750   08/01/04      4,224,000
        830   Primus Telecommunications Group..........    11.250   01/15/09        531,200
      3,750   Rural Cellular Corp. ....................     9.625   05/15/08      3,609,375
      2,250   Satelites Mexicanos SA (Mexico)..........    10.125   11/01/04      1,485,000
      8,250   SBA Communications Corp. (a).............  0/12.000   03/01/08      6,249,375
      8,100   Startec Global Communications............    12.000   05/15/08      6,520,500
      6,690   Triton Communications LLC (a)............  0/11.000   05/01/08      5,084,400
      6,345   United Pan-Europe Communication NV, Ser B
              (Netherlands) (a)........................  0/12.500   08/01/09      3,093,187
      3,500   United Pan-Europe Communication NV, Ser B
              (Netherlands)............................    10.875   08/01/09      2,992,500
      1,060   United Pan-Europe Communication NV, Ser B
              (Netherlands)............................    11.250   02/01/10        935,450
      1,350   United Pan-Europe Communication NV, Ser B
              (Netherlands) (a)........................  0/13.750   02/01/10        627,750
      3,945   US Unwired Inc., Ser B (a)...............  0/13.375   11/01/09      2,219,063
      1,460   Verio, Inc. .............................    13.500   06/15/04      1,715,500
      4,015   Verio, Inc. .............................    10.375   04/01/05      4,416,500
      5,800   Worldwide Fiber, Inc. ...................    12.000   08/01/09      5,365,000
                                                                               ------------
                                                                                183,781,152
                                                                               ------------
TOTAL CORPORATE BONDS  90.2%................................................    715,045,282
                                                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS  1.0%
      1,540   Republic of Brazil (Brazil)..............    10.125   05/15/27      1,243,165
      1,500   Republic of Colombia (Colombia)..........     9.750   04/23/09      1,365,000
      2,750   Republic of Germany (Germany)............     3.250   09/15/00      2,440,093

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                            MARKET
(000)                        DESCRIPTION                  COUPON    MATURITY      VALUE
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
       $125   United Mexican States Debt (Mexico)......     9.875%  02/01/10   $    134,656
      2,000   United Mexican States Debt (Mexico)......    11.500   05/15/26      2,486,500
                                                                               ------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS  1.0%..................................      7,669,414
                                                                               ------------
EQUITIES  2.9%
Airgate PCS, Inc. (4,906 Common Shares) (c).................................        333,915
Anvil Holdings, Inc. (165,908 Preferred Shares, 13.00% coupon, $1,000 par
  per share) (c) (d)........................................................      2,654,528
AT + T Canada Inc. (31,718 ADR Common shares) (Canada) (c)..................      1,052,641
Contour Energy Co. (75,000 Common Shares) (c)...............................        194,531
Crown Castle International Corp. (3,934 Preferred Shares, 12.75% coupon,
  $1,000 par per share) (c) (d).............................................      3,973,884
Dairy Mart Convenience Stores (14,998 Common Stock Warrants) (c)............         12,748
Day International Group, Inc. (1,965 Preferred Shares, 12.25% coupon, $1,000
  par per share) (c) (d)....................................................      1,503,225
DecisionOne Corp. (14,612 Common Stock Warrants Class B) (c)................         13,803
DecisionOne Corp. (14,661 Common Shares) (c)................................          9,750
DecisionOne Corp. (8,219 Common Stock Warrants Class A) (c).................          8,010
DecisionOne Corp. (8,400 Common Stock Warrants Class C) (c).................          8,187
Firstworld Communications, Inc. 144A--Private Placement (1,255 Common Stock
  Warrants), (b) (c)........................................................         24,500
HF Holdings, Inc. (36,820 Common Stock Warrants) (c)........................         40,502
Intermedia Communications, Inc. (16,500 Common Shares) (c)..................        342,375
Intersil Holding Corp., 144A--Private Placement (1,700 Common Stock
  Warrants) (b) (c).........................................................      1,560,600
KMC Telecommunications Holdings, Inc., 144A--Private Placement (9,555 Common
  Stock Warrants) (b) (c)...................................................        668,850
McLoedUSA, Inc. (59,106 Common Shares) (c)..................................        934,614
NTL, Inc. (6,889 Common Stock Warrants) (c).................................        319,133
Optel, Inc. (3,275 Common Shares) (c).......................................          3,275
Park N View, Inc., 144A--Private Placement (3,000 Common Stock Warrants) (b)
  (c).......................................................................            750
PF Net Communications, Inc., 144A--Private Placement (3,500 Common Stock
  Warrants) (b) (c).........................................................             35
Price Communications Corp. (55,114 Common Shares) (c).......................      1,129,837
Primus Telecommunications Group (2,000 Common Stock Warrants) (c)...........         31,500
Republic Technologies International, Inc., 144A--Private Placement (7,275
  Common Stock Warrants) (b) (c)............................................             73
Rural Cellular Corp. (7,882 Preferred Shares, 11.375% coupon, $1,000 par per
  share) (c) (d)............................................................      7,331,165
Signature Brands, Inc. (4,000 Common Stock Warrants) (c)....................         86,000
Star Gas Partners, L.P. (1,219 Units of Limited Partnership Interests)......         20,875

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                                  MARKET
                      DESCRIPTION                                                 VALUE
EQUITIES (CONTINUED)
Startec Global Communications $(8,100 Common Stock Warrants) (c)............   $     32,400
Superior National Capital Trust 1 (22,500 Preferred Shares, 10.75% coupon,
  $1,000 par per share) (c) (d).............................................        157,500
Terex Corp. (28,000 Common Stock Rights) (c)................................        504,000
Total Renal Care Holdings, Inc. (10,000 Common Shares) (c)..................         70,000
UIH Australia Pacific, Inc. (5,000 Common Stock Warrants) (c)...............        130,000
Wright Medical Technology, Inc. (4,118 Common Stock Warrants) (c)...........         41,176
                                                                               ------------

TOTAL EQUITIES  2.9%........................................................     23,194,382
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  94.1%
    (Cost $879,637,922).....................................................    745,909,078

SHORT-TERM INVESTMENTS  4.0%
BA Securities ($31,775,000 par collateralized by U.S. Government Obligations in a pooled cash account, dated 08/31/00, to be sold on 09/01/00 at
  $31,780,843) (Cost $31,775,000)...........................................     31,775,000
                                                                               ------------

TOTAL INVESTMENTS  98.1%
  (Cost $911,412,922).......................................................    777,684,078

OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%.................................     15,348,129
                                                                               ------------

NET ASSETS  100.0%..........................................................   $793,032,207
                                                                               ============

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Non-income producing security.

(d) Payment-in-kind security.

(e) One unit represents one million par of senior notes and one warrant.

(f) Non-income producing as this bond is currently in default.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2000

ASSETS:
Total Investments (Cost $911,412,922).......................  $777,684,078
Receivables:
  Interest..................................................    19,831,918
  Fund Shares Sold..........................................     1,971,098
  Dividends.................................................       124,882
Other.......................................................        68,753
                                                              ------------
    Total Assets............................................   799,680,729
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................     3,004,954
  Fund Shares Repurchased...................................     1,940,707
  Distributor and Affiliates................................       436,015
  Investment Advisory Fee...................................       357,505
  Custodian Bank............................................       276,978
  Investments Purchased.....................................       124,882
Accrued Expenses............................................       266,040
Trustees' Deferred Compensation and Retirement Plans........       241,441
                                                              ------------
    Total Liabilities.......................................     6,648,522
                                                              ------------
NET ASSETS..................................................  $793,032,207
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $990,602,448
Accumulated Undistributed Net Investment Income.............       138,274
Accumulated Net Realized Loss...............................   (63,953,200)
Net Unrealized Depreciation.................................  (133,755,315)
                                                              ------------
NET ASSETS..................................................  $793,032,207
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $464,982,437 and 88,671,103 shares of
    beneficial interest issued and outstanding).............  $       5.24
    Maximum sales charge (4.75%* of offering price).........           .26
                                                              ------------
    Maximum offering price to public........................  $       5.50
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $268,673,760, and 51,146,923 shares of
    beneficial interest issued and outstanding).............  $       5.25
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $59,376,010 and 11,372,239 shares of
    beneficial interest issued and outstanding).............  $       5.22
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2000

INVESTMENT INCOME:
Interest....................................................  $  95,823,798
Dividends...................................................      1,444,696
Other.......................................................      1,899,344
                                                              -------------
    Total Income............................................     99,167,838
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $1,153,785, $2,891,115 and $616,972,
  respectively).............................................      4,661,872
Investment Advisory Fee.....................................      4,421,601
Shareholder Services........................................      1,384,343
Custody.....................................................        102,035
Trustees' Fees and Related Expenses.........................         81,999
Legal.......................................................         49,840
Other.......................................................        505,662
                                                              -------------
    Total Expenses..........................................     11,207,352
    Less Credits Earned on Cash Balances....................         21,670
                                                              -------------
    Net Expenses............................................     11,185,682
                                                              -------------
NET INVESTMENT INCOME.......................................  $  87,982,156
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (22,759,731)
  Foreign Currency Transactions.............................        (45,535)
                                                              -------------
  Net Realized Loss.........................................    (22,805,266)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (91,388,777)
                                                              -------------
  End of the Period:
    Investments.............................................   (133,728,844)
    Foreign Currency Translation............................        (26,471)
                                                              -------------
                                                               (133,755,315)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (42,366,538)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (65,171,804)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  22,810,352
                                                              =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended August 31, 2000, and 1999

                                                         YEAR ENDED         YEAR ENDED
                                                       AUGUST 31, 2000    AUGUST 31, 1999
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $  87,982,156      $  92,687,034
Net Realized Loss.....................................    (22,805,266)       (26,018,022)
Net Unrealized Depreciation During the Period.........    (42,366,538)       (27,887,022)
                                                        -------------      -------------
Change in Net Assets from Operations..................     22,810,352         38,781,990
                                                        -------------      -------------

Distributions from Net Investment Income:
  Class A Shares......................................    (52,483,280)       (56,432,461)
  Class B Shares......................................    (29,126,910)       (31,245,715)
  Class C Shares......................................     (6,247,936)        (6,424,163)
                                                        -------------      -------------
  Total Distributions.................................    (87,858,126)       (94,102,339)
                                                        -------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (65,047,774)       (55,320,349)
                                                        -------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    256,212,226        377,609,982
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................     49,156,292         50,110,723
Cost of Shares Repurchased............................   (325,168,979)      (332,658,016)
                                                        -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    (19,800,461)        95,062,689
                                                        -------------      -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................    (84,848,235)        39,742,340
NET ASSETS:
Beginning of the Period...............................    877,880,442        838,138,102
                                                        -------------      -------------
End of the Period (Including accumulated undistributed
  net investment income of $138,274 and $944,173,
  respectively).......................................  $ 793,032,207      $ 877,880,442
                                                        =============      =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED AUGUST 31,
CLASS A SHARES                           ----------------------------------------------
                                          2000      1999      1998      1997      1996
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $ 5.68    $ 6.06    $ 6.55    $ 6.30    $ 6.15
                                         ------    ------    ------    ------    ------
  Net Investment Income..............       .59       .63       .61       .60       .61
  Net Realized and Unrealized
    Gain/Loss........................      (.43)     (.37)     (.48)      .27       .14
                                         ------    ------    ------    ------    ------
Total from Investment Operations.....       .16       .26       .13       .87       .75
Less Distributions from Net
  Investment Income..................       .60       .64       .62       .62       .60
                                         ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...    $ 5.24    $ 5.68    $ 6.06    $ 6.55    $ 6.30
                                         ======    ======    ======    ======    ======

Total Return (a).....................     3.09%     4.41%     1.66%    14.44%    12.66%
Net Assets at End of the Period (In
  millions)..........................    $465.0    $492.4    $499.3    $468.6    $421.4
Ratio of Expenses to Average Net
  Assets (b).........................     1.03%     1.03%     1.00%     1.08%     1.08%
Ratio of Net Investment Income to
  Average Net Assets (b).............    10.90%    10.65%     9.33%     9.37%     9.65%
Portfolio Turnover...................       68%       51%       90%       75%       76%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
CLASS B SHARES                            ----------------------------------------------
                                           2000      1999      1998      1997      1996
                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................    $ 5.68    $ 6.06    $ 6.56    $ 6.31    $ 6.16
                                          ------    ------    ------    ------    ------
  Net Investment Income...............       .55       .58       .57       .56       .56
  Net Realized and Unrealized
    Gain/Loss.........................      (.43)     (.37)     (.49)      .26       .14
                                          ------    ------    ------    ------    ------
Total from Investment Operations......       .12       .21       .08       .82       .70
Less Distributions from Net Investment
  Income..............................       .55       .59       .58       .57       .55
                                          ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....    $ 5.25    $ 5.68    $ 6.06    $ 6.56    $ 6.31
                                          ======    ======    ======    ======    ======

Total Return (a)......................     2.43%     3.57%     0.77%    13.58%    11.78%
Net Assets at End of the Period (In
  millions)...........................    $268.7    $318.2    $283.1    $198.0    $114.6
Ratio of Expenses to Average Net
  Assets (b)..........................     1.78%     1.79%     1.79%     1.86%     1.87%
Ratio of Net Investment Income to
  Average Net Assets (b)..............    10.15%     9.88%     8.52%     8.60%     8.86%
Portfolio Turnover....................       68%       51%       90%       75%       76%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED AUGUST 31,
            CLASS C SHARES                --------------------------------------------
                                           2000     1999     1998      1997      1996
                                          --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................    $ 5.65    $6.04    $6.53    $ 6.28    $ 6.14
                                          ------    -----    -----    ------    ------
  Net Investment Income...............       .55      .58      .57       .56       .55
  Net Realized and Unrealized
    Gain/Loss.........................      (.43)    (.38)    (.49)      .26       .14
                                          ------    -----    -----    ------    ------
Total from Investment Operations......       .12      .20      .08       .82       .69
Less Distributions from Net Investment
  Income..............................       .55      .59      .57       .57       .55
                                          ------    -----    -----    ------    ------
NET ASSET VALUE, END OF THE PERIOD....    $ 5.22    $5.65    $6.04    $ 6.53    $ 6.28
                                          ======    =====    =====    ======    ======

Total Return (a)......................     2.45%    3.42%    0.93%    13.64%    11.66%
Net Assets at End of the Period (In
  millions)...........................    $ 59.4    $67.3    $55.8    $ 30.8    $ 17.5
Ratio of Expenses to Average Net
  Assets (b)..........................     1.78%    1.79%    1.79%     1.86%     1.87%
Ratio of Net Investment Income to
  Average Net Assets (b)..............    10.15%    9.87%    8.49%     8.57%     8.86%
Portfolio Turnover....................       68%      51%      90%       75%       76%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 99% of the investment portfolio.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are accreted over the life of the respective security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $42,452,246 which expires between August 31, 2003 and August 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

    At August 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $912,828,814, the aggregate gross unrealized appreciation is $16,693,775 and the aggregate gross unrealized depreciation is $151,838,511,

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

resulting in net unrealized depreciation on long- and short-term investments of $135,144,736.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the August 31, 2000 fiscal year have been identified and appropriately reclassified.

    Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $45,375,504 were reclassified from net realized gain/loss to capital. Permanent book and tax basis differences relating to the recognition of market discount on bonds sold totaling $152,712 were reclassified from net realized gain/loss to accumulated undistributed net investment income. Additionally, permanent book and tax basis differences of $1,027,000 related to consent fee income and net realized currency gains totaling $55,641 were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss.

F. EXPENSE REDUCTIONS During the year ended August 31, 2000, the Fund's custody fee was reduced by $21,670 as a result of credits earned on overnight cash balances.

G. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $150 million..........................................    .625 of 1%
Next $150 million...........................................    .550 of 1%
Over $300 million...........................................    .500 of 1%

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $49,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $54,000 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 2000, the Fund recognized expenses of approximately $1,038,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

3. CAPITAL TRANSACTIONS

At August 31, 2000, capital aggregated $681,626,644, $251,448,825 and
$57,526,979 for Class A, B and C shares, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   26,793,420    $ 148,906,408
  Class B...............................................   14,987,458       81,925,971
  Class C...............................................    4,670,036       25,379,847
                                                          -----------    -------------
Total Sales.............................................   46,450,914    $ 256,212,226
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,919,292    $  31,780,906
  Class B...............................................    2,611,973       14,226,849
  Class C...............................................      581,316        3,148,537
                                                          -----------    -------------
Total Dividend Reinvestment.............................    9,112,581    $  49,156,292
                                                          ===========    =============
Repurchases:
  Class A...............................................  (30,783,802)   $(170,548,452)
  Class B...............................................  (22,445,680)    (123,101,736)
  Class C...............................................   (5,783,018)     (31,518,791)
                                                          -----------    -------------
Total Repurchases.......................................  (59,012,500)   $(325,168,979)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

    At August 31, 1999, capital aggregated $698,093,022, $293,770,644 and
$63,914,747 for Class A, B and C shares, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   32,072,403    $ 188,609,487
  Class B...............................................   25,472,343      150,618,753
  Class C...............................................    6,517,433       38,381,742
                                                          -----------    -------------
Total Sales.............................................   64,062,179    $ 377,609,982
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,422,970    $  31,977,983
  Class B...............................................    2,538,917       14,977,036
  Class C...............................................      538,024        3,155,704
                                                          -----------    -------------
Total Dividend Reinvestment.............................    8,499,911    $  50,110,723
                                                          ===========    =============
Repurchases:
  Class A...............................................  (33,140,278)   $(196,504,687)
  Class B...............................................  (18,690,883)    (110,387,970)
  Class C...............................................   (4,391,924)     (25,765,359)
                                                          -----------    -------------
Total Repurchases.......................................  (56,223,085)   $(332,658,016)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2000 and 1999, 3,340,979 and 11,279,092 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended August 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $163,500 and CDSC on redeemed shares of approximately $1,027,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $534,923,104 and $588,060,152, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 2000, are payments retained by Van Kampen of approximately $2,470,000.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

 (a)(1)   First Amended and Restated Agreement and Declaration of
             Trust (1)
    (2)   Second Certificate of Amendment (4)
    (3)   Second Amended and Restated Certificate of Designation (4)
 (b)      Amended and Restated Bylaws (1)
 (c)(1)   Specimen Class A Share Certificate(3)
    (2)   Specimen Class B Share Certificate(3)
    (3)   Specimen Class C Share Certificate(3)
 (d)      Investment Advisory Agreement(3)
 (e)(1)   Distribution and Service Agreement(3)
    (2)   Form of Dealer Agreement (2)
    (3)   Form of Broker Fully Disclosed Selling Agreement (2)
    (4)   Form of Bank Fully Disclosed Selling Agreement (2)
 (f)(1)   Form of Trustee Deferred Compensation Plan (5)
    (2)   Form of the Trustee Retirement Plan (5)
 (g)(1)   Custodian Contract(3)
    (2)   Transfer Agency and Service Agreement(3)
 (h)(1)   Data Access Services Agreement (2)
    (2)   Fund Accounting Agreement(3)
 (i)(1)   Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
             (Illinois) (2)
    (2)   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
 (j)(1)   Consent of Ernst & Young LLP+
    (2)   Consent of PricewaterhouseCoopers LLP+
 (k)      Not applicable.
 (l)      Not applicable.
 (m)(1)   Plan of Distribution pursuant to Rule 12b-1 (2)
     (2)  Form of Shareholder Assistance Agreement (2)
     (3)  Form of Administrative Services Agreement (2)
     (4)  Service Plan (2)
 (n)      Amended Multi-Class Plan (3)
 (p)      Code of Ethics of the Fund, Investment Adviser and
             Distributor+
 (q)      Power of Attorney +
 (z)(1)   List of Investment Companies in response to Item 27(a)+
    (2) List of Officers and Directors of Van Kampen Funds Inc. in response to Item 27(b)+


-------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File No. 2-62115, filed December 22, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A, File No. 2-62115, filed December 26, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File No. 2-62115, filed December 24, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File No. 2-62115, filed October 22, 1998.


(5)Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A, File No. 2-62115, filed December 23, 1999.


 + Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust. Article 8; Section 8.4 of the First Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim damages or expense (including the reasonable cost of investing or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.


     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:



     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.



     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.



     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.



     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.


     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.


(a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).



(b) Van Kampen Funds Inc. which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of its officers and directors are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN HIGH INCOME CORPORATE BOND FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 22nd day of December, 2000.


                                   VAN KAMPEN
                                   HIGH INCOME CORPORATE BOND FUND

                                   By        /s/  A. THOMAS SMITH III
                                     -------------------------------------------

                                            A Thomas Smith III Secretary



     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on December 22, 2000 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:
             /s/  RICHARD F. POWERS, III*              Trustee and President
-----------------------------------------------------
               Richard F. Powers, III
Principal Financial Officer:

                /s/  JOHN L. SULLIVAN*                 Vice President, Chief Financial Officer and
-----------------------------------------------------  Treasurer
                  John L. Sullivan
Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/  JERRY D. CHOATE*                  Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/  LINDA HUTTON HEAGY*                Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/  R. CRAIG KENNEDY*                 Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/  MITCHELL M. MERIN*                 Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/  JACK E. NELSON*                  Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/  FERNANDO SISTO*                  Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/  SUZANNE H. WOOLSEY*                Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey


---------------

* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.


    /s/  A. THOMAS SMITH III                                   December 22, 2000

--------------------------------------
         A. Thomas Smith III
           Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 44 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


(i)(2)   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)(1)   Consent of Ernst & Young LLP
   (2)   Consent of PricewaterhouseCoopers LLP
         Code of Ethics of the Fund, Investment Adviser and
(p)         Distributor
(q)      Power of Attorney
(z)(1)   List of Investment Companies in response to Item 27(a)
         List of Officers and Directors of Van Kampen Funds Inc. in
(z)(2)      response to Item 27(b)